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                                                                    EXHIBIT 10.2


                   FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT

     This First Amendment to Business Loan Agreement (the "Amendment") is made as of April 17, 2001, between Bank of America, N. A.("Bank") and Pacific Sunwear of California, Inc., a California corporation ("Borrower").

                                    RECITALS

A. Borrower and Bank entered into that certain Business Loan Agreement dated as of April 3, 2001 (the "Agreement").

B. Borrower and Bank desire to amend certain terms and provisions of the Agreement.

                                    AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.   Amendments. The Agreement is hereby amended as follows:

     2.1. In subsection (b) of Section 2.4 of the Agreement, the term "Facility No. Two Expiration Date" is substituted for the term "Facility No. One Expiration Date" in each instance where such term appears.

3. Representations and Warranties. Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing and has not been previously waived (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date, (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

4. Effect of Amendment. Except as provided in this Amendment, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.


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     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.


                                           BANK OF AMERICA, N.A.


                                           By: /s/ DEAN R. GLASSBERG
                                               ---------------------------------
                                           Name:   Dean R. Glassberg
                                           Title:  Vice President


                                           PACIFIC SUNWEAR OF CALIFORNIA, INC.


                                           By: /s/ GREG H. WEAVER
                                                --------------------------------
                                           Name:   Greg H. Weaver
                                           Title:  Chairman of the Board and
                                                   Chief Executive Officer


                                           By: /s/ CARL W. WOMACK
                                               ---------------------------------
                                           Name:   Carl W. Womack
                                           Title:  Senior Vice President, Chief
                                                   Financial Officer and
                                                   Secretary